CAVANAL HILL FUNDS

Supplement dated August 5, 2024

to the

Prospectus and Statement of Additional Information

dated December 28, 2023

On April 25, 2024, the Board of Trustees of Cavanal Hill Funds (the “Trust”) voted to approve a reorganization in which the Cavanal Hill Moderate Duration Fund (the “Target Fund”) would be merged into the Cavanal Hill Limited Duration Fund (the “Acquiring Fund”), each a series of the Trust (the “Reorganization”). The Reorganization involves the transfer of all of the assets of the Target Fund to the Acquiring Fund in exchange for new shares of the Acquiring Fund; the assumption by the Acquiring Fund of all of the liabilities of the Target Fund; and the liquidation of the Target Fund by distributing the shares of the Acquiring Fund to the Target Fund’s shareholders. The Reorganization occurred on August 2, 2024. As a result of the Reorganization, effective August 2, 2024, shares of the Target Fund are no longer available for purchase.